Ms.  Sally A.  Fonner,  President
The  Enchanted  Village,  Inc.
1407 N.  Fort Harrison, Suite F
Clearwater, Florida

Dear Ms. Fonner

         This letter is a purchase and sale agreement between the Keating Reverse Merger Fund, LLC, a Colorado limited liability company (the "Purchaser") and The Enchanted Village, Inc., a Delaware corporation (the "Company"). Subject to the conditions set forth herein, the Purchaser agrees to purchase 500,000 shares of company's common stock at a price of $0.10 per share. The purchase price shall be paid in full on or before November 24, 2003. Upon request of the Company, the purchase price may be paid in one or more installments. For purposes of this agreement, any payments that the Purchaser makes to Continental Stock Transfer & Trust Company or other vendors who are or may be involved in the delivery of replacement stock certificates to the stockholders of the Company shall be treated as partial payments of the purchase price which entitle the Purchaser to immediate delivery of 10 shares of common stock for each dollar so paid.

1.       Purchaser's Representations.

         In connection with the subscription evidenced hereby, the Purchaser represents and warrants to the Company that it:

         (a) has full power and authority to buy the common stock on the terms set forth herein. This Agreement has been duly executed and delivered by the Purchaser and, assuming the due authorization, execution and delivery hereof by the Company, constitutes the legal, valid and binding obligation of the Purchaser enforceable in accordance with its terms;

         (b) is acquiring the common stock solely for its own account, for investment, and not with a view to any subsequent "distribution" thereof within the meaning of that term as defined in the Securities Act;

         (c) has been given the opportunity to review all of the files and business records of the Company including the articles of incorporation, by-laws, documents defining the rights of security holders, material contracts, and financial statements and to ask questions of and receive answers from the officers, directors, attorneys and accountants of the Company with respect to the Common Stock, the business of the Company and any other matters which he considered to be material and all such questions have been answered to its full satisfaction;

         (d) is purchasing the Common Stock without being furnished any offering literature or prospectus and has not been presented with or solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising;

         (e) has been advised that the Common Stock issuable under the terms of this letter agreement has not been registered under the Act;

         (f) is either an "Accredited Investor" as that term is defined in Securities and Exchange Commission Regulation D, promulgated under the Securities Act of 1933, as amended, or a non-accredited investor who has demonstrated his financial sophistication and suitability to the satisfaction of the Company, has sufficient financial and other resources to

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                  provide for his  anticipated  financial  needs and has no need for liquidity with respect to his investment in the Common Stock;

         (g)      has  total  investments  in  illiquid   investments  that  are
                  reasonable in relation to his net worth and can afford the total loss of his investment in the Common Stock;

         (h) understands that pending the completion of the reclassification and reverse split described in the Company's
                  Schedule 14C Information statement dated February 10, 2003, such shares will be held in uncertificated form and the Company's transfer agent will act as the duly authorized registrar with respect to such shares.

         (i) understands that the Company will issue stop transfer instructions to his transfer agent with respect to the Common Stock and intends to place the following restrictive legend, or a legend similar thereto, on each certificate representing such securities:

                     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED PURSUANT TO A TRANSACTION EFFECTED IN RELIANCE UPON SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT") AND HAVE NOT BEEN THE SUBJECT OF A REGISTRATION STATEMENT UNDER THE ACT OR ANY STATE SECURITIES ACT. THESE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR APPLICABLE EXEMPTION THEREFROM UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES ACT."

         (j) will not assign, sell, transfer, convey or hypothecate any interest in the Common Stock to any person, unless in the opinion of counsel reasonably satisfactory to the Company the proposed transfer may be lawfully effected pursuant to Section 4(1) of the Act or under the applicable provisions of Securities and Exchange Commission Rule 144;

2.       Representations of the Company

         In connection with this agreement, the Purchaser has been informed of the following express representations and warranties of the Company:

         (a) The Company is a corporation duly organized, validly existing, and in good standing under the, laws of Delaware with full corporate power and authority to own its properties and conduct its business, and is duly qualified to conduct the business in which it is engaged in all jurisdictions where the conduct of its business requires qualification, except those jurisdictions where the failure to be qualified would not have a material adverse effect on the business or financial condition of the Company;

         (b) All documents that have been previously provided to the Purchaser are true, correct and complete copies of the original documents.

         (c) The issuance and sale of the Common Stock has been duly and validly authorized by all required corporate action of the Company and will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement, or other evidence of indebtedness, lease, contract, or other agreement or instrument to which the Company is a party or by which the property of the Company is bound, (ii) the Company's certificate of incorporation or bylaws, or (iii) any statute or any order, rule, or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties;

         (d)      Upon  delivery  to the  Purchaser,  the  Common  Stock will be
                  validly  issued,  fully  paid,  nonassessable,   and  free  of
                  preemptive rights;

         (e) There are no material legal or governmental proceedings pending or threatened to which the Company is a party or of which the business or property of the Company is the subject that are not disclosed in materials previously provided to the undersigned;

3. Arbitration of Disputes. In the event a dispute between the parties hereto arises out of, in connection with, or with respect to this Agreement, or any

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breach  thereof,  such  dispute  shall,  on the  written  request  of one  party delivered to the other party, be submitted to and settled by arbitration conducted in Denver, Colorado before a single arbitrator appointed by the American Arbitration Association in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. The award of such arbitrator shall be final and may be entered by any party hereto in any court of competent jurisdiction. The party against whom the arbitrator's award is rendered shall pay all costs and expenses of such arbitration, unless the arbitrator shall specifically allocate costs in a different manner because the award is not entirely in favor of either party.

4. Notices. All notices or other communications which are, or may be, required or permitted to be given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the parties at their respective addresses set forth below.

5. Governing Law. The offer and other transactions contemplated under this agreement shall be construed in accordance with and governed by the laws of the State of Delaware.

         IN WITNESS WHEREOF, the parties have executed this Subscription Agreement on the date first written above.

KEATING REVERSE MERGER FUND, LLC
5251 DTC Parkway, Suite 1090,
Greenwood Village CO  80110-2739



By:
      -------------------------------------------


THE ENCHANTED VILLAGE, INC.
1407 North Fort Harrison
Clearwater, Florida 33755



By:
      -------------------------------------------
           Sally A. Fonner, President


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